Barclays CEO Energy-Power Conference www.paragonoffshore.com September 2-4, 2014 New York City Exhibit 99.1

Disclosure
www.paragonoffshore.com 2
This material contains statements that are “forward-looking statements” about
Paragon’s business and financial performance. These statements can be identified by the fact that they do relate strictly to current or historical facts.
Each future projection is a forward-looking statement that involves certain risks, uncertainties and assumptions. These include but are not limited to operational risks, actions by regulatory authorities or other third parties, costs and difficulties related to the separation, market conditions, financial results and performance, ability to repay debt and timing thereof, actions by customers and other third parties, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anticorruption laws, the future price of oil and gas and other factors including those detailed in Paragon’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Paragon disclaims any duty to update the information presented here.

Agenda Introducing Paragon Offshore Challenges and Paragon’s Strategy 2014 Guidance Conclusion www.paragonoffshore.com 3 Paragon C461

Overview of Paragon Offshore
www.paragonoffshore.com 4
Business Overview Worldwide Offshore Presence
Offshore contract drilling services provider
operating standard specification rigs
Spin-off from Noble Corporation completed 1
August 2014
Headquartered in Houston, TX and
incorporated in the United Kingdom
NYSE:  PGN
6/30/2014 Estimated EBITDA* by Region
Operating* Fleet Composition
Jackups: 33
Drillships: 4
Semisubmersibles: 2
Total: 39
* See Appendix for reconciliation to EBITDA. Map and Operating Fleet do not include “cold” stacked rigs, which includes two floaters, one jackup, and one FPSO.
North Sea
33%
Mexico
19%
Middle
East
16%
Brazil
18%
West Africa
8%
India / Asia
6%
North Sea
Canada
Mexico
West Africa
Brazil
Middle East
India/Asia
Hibernia
Platform
Operations
Semis: 1
Jackups: 7
Jackups: 11
Jackups: 4
Jackups: 9
Drillships: 3
Semis: 1
Drillships: 1
Jackups: 2

Paragon’s Strategy
Deliver reliable, safe, cost-efficient
operations
Match our assets to customers in fit-
for-purpose applications while
maintaining industry-leading
utilization
Manage our costs to preserve
flexibility in changing dayrate
environments
Practice disciplined capital allocation
in terms of fleet maintenance, fleet
growth and returns to shareholders
www.paragonoffshore.com 5
Confidential
Paragon DPDS2

Significant Contract Backlog with Global
Customers
www.paragonoffshore.com 6
Backlog by Customer
as of 6/30/2014
~2/3  of Backlog with NOCs
Source: Company
$ 561
$ 508
$ 99
$ 2
$292
$443
$255
$111
$ 0
$ 250
$ 500
$ 750
2014E Remaining 2015E 2016E 2017E
$ in millions
Jackups: 52% Floaters:  48%
$2.3 Bn of Backlog
As of 6/30/2014
Petrobras
42%
Pemex
14%
Total
7%
ADMA-
OPCO
5%
Nexen
4%
Other
28%

Strong History of Utilization
Speaks to Quality of Operations & Assets
www.paragonoffshore.com 7
Source:  IHS Petrodata 08.21.14
Marketed fleet utilization for non-US rigs 15 years old and older since
January 1, 2011
Percentage Percentage
70
75
80
85
90
95
100
Paragon Rest of
Industry
Jackup Utilization
70
75
80
85
90
95
100
Paragon Rest of
Industry
Floater Utilization

Industry-Leading Safety and Quality Performance
Customers recognize our commitment to
safety and performance
• ~50% lower TRIR
1
than International
Association of Drilling Contractors (IADC)
in 2013
2
• Continued improvement and
outperformance as compared to IADC
Promotes strong relationships with key
stakeholders such as employees,
customers, and the local communities in
which we operate
We believe that our excellent safety
record contributes to lower downtime and
lower costs
www.paragonoffshore.com 8
Commitment to Safety and Quality
Strong Safety Record
FY2012
1. TRIR defined as the number of recordable injuries and illnesses incurred in the period multiplied by 200,000 and then divided by the total number of employee hours worked. A lower TRIR is better.
2. Includes both offshore and onshore contract drillers
FY2013 1
st
Half
2014
0.61
0.81
0.74
0.50
0.41
0.49
0.00
0.25
0.50
0.75
1.00
IADC Paragon

Key Challenges
Jackup market capacity additions
and potential impact on the
market
Some customers focusing on
more challenging wells (e.g.,
wells requiring higher
specification rigs)
Petrobras rollover of current
floater contracts
Capital structure and future
capital allocation strategy
www.paragonoffshore.com 9
Paragon DPDS3

Newbuild Jackup Orders According to IHS
22 August 2014
Source:  IHS Petrodata 08.21.14
www.paragonoffshore.com 10
* Preferred designs for
established drilling contractors
138
16
27
95
54
29
12
0
40
80
120
160
Total Newbuilds Contracted Rigs Rigs on Order-
No Contract
Rigs Under
Construction-No
Contract
China Singapore Other (USA,
UAE, India,
Indonesia, Qatar)
138 Anticipated Jackup Deliveries
27
21
20
18
11
8
7
5
23
Rig by Design
0
10
20
30
40
50
60
70
80
2014 2015 2016 2017
Forecasted Deliveries by Year
Other
UAE
Singapore
China
Contracted
19
64
46
9
16
70
38
5
9
JU2000E*
Gusto CJ-46
Keppel B Class
LeT Super 116E
PPL Pacific 400
Keppel Super B*
Gusto CJ-50*
Gusto CJ-70*
Other

Considerations for the Jackup Markets
Large jackup orderbook may be cause for concern, but more nuanced analysis of the market is required. Consider:
www.paragonoffshore.com 11
Will all newbuilds actually be
delivered?  If so, will they be on time?
Are some designs targeted at non-
competitive markets (China, Iran, etc.)
or less interesting for potential buyers?
Will there be quality issues with some
yards?
How will speculators market, crew and
operate these rigs?
What break-even cash (operating +
financing costs) dayrate is required?
Do all customers need newbuild jackups to execute their
programs?
What true efficiencies do newbuilds offer customers?
What is the price elasticity of different customers?
Will Paragon’s customers maintain spending and activity
levels?
Are all standard assets of the same quality?
At what pace will we see retirements/stacking?
Whose assets are likely to be stacked/retired first?
Newbuilds
Customer Behavior
Standard Fleet

Paragon’s Contract Coverage
4 August 2014 Fleet Status
www.paragonoffshore.com 12
Rig Name Region
DPDS3 (NRE) Brazil
DPDS2 (NLS) Brazil
M1162 (NRR) Arabian Gulf
B301 (NJH) Mexico
B391 (NJR) North Sea
L1113 (NJS) Mexico
M842 (NEP) Mexico
L1115 (NHD) Arabian Gulf
M825 (NEN) West Africa
C20051 (NAW) North Sea
B152 (NDF) Arabian Gulf
MDS1 (NDU) India
MSS2 (NTM) Brazil
Dhabi II Arabian Gulf
HZ1 (NGS) North Sea
DPDS1 (NPH) Brazil
M824 (NTJ) Mexico
L785 (NGM) Malaysia
M531 (NLJ) Mexico
C461 (NLB) North Sea
L1112 (NEH) India
L782 (NPJ) West Africa
C20052 (NBW) North Sea
M841 (NBJ) Mexico
C462 (NPvE) North Sea
C463 (NRH) North Sea
MSS1 (NTvL) North Sea
L784 (NJP) Arabian Gulf
M826 (NLN) West Africa
L781 (NRB) Mexico
L1114  (NSN) Mexico
L783 (NTC) West Africa
M823 (NEF) Mexico
M821 (NCN) Mexico
L1116 (NGR) Mexico
L1111 (NGA) Arabian Gulf
M1161 (NCY) Arabian Gulf
L786 (NKD) Arabian Gulf
M822 (NCS) Arabian Gulf
O N D
2017
A M J J A S
2016 2015 2014
J F M J A S O N D J F M A M J J J A S O N D J A S O N D J F M A M J
Jackup Floater
Source:  IHS Petrodata 08.21.14
2015 Committed Days
~33% of jackup
~50% of floater

PARAGON OFFSHORE

PEMEX's request of prospective reserves by play type

Shale
Conventional onshore
Deepwater
Shallow water

Mexico Reform Likely to Continue to Provide
Opportunities
Mexican Energy Reform Underway
•
Round 0:  Pemex received 100%
of 2P and 67% of Prospective
Reserve requests including
current shallow water areas
•
Round “0.5” expected:  Tandem
with Round 1, allows Pemex to
partner with foreign firms to
develop areas from Round 0
•
Round 1:  169 blocks across
deepwater, shallow water, and
onshore to be placed on offer for
a total of 3.9 Bn barrels of 2P
reserves.  Assignment of
contracts planned for May-
September 2015
www.paragonoffshore.com 13
46 jackups currently drilling
•
22 < 15 years old;   Avg. Dayrate*: $147k
•
24 > 15 years old;  Avg. Dayrate*:   $ 94k
Paragon is the international contractor
who currently provides the greatest
number of rigs to PEMEX
*
Average dayrates for rigs where dayrate is known
Sources:  IHS Petrodata, PEMEX
PEMEX to retain:
5% (8.9 bn boe)
PEMEX to retain:
59% (9.5 bn boe)
PEMEX to retain:
93% (8 bn boe)
PEMEX to retain:
29% (8.1 bn boe)

Four of Paragon’s floaters operate in the post-
salt Campos Basin where decline rates are
estimated to exceed 10% per year
Capex budget for Petrobras has increased by
~4.6%
Rigs under construction in Brazil likely to be
delayed and over budget (potentially >$ 1 Bn
per unit)
Brazil is one of Paragon’s centers of Subsea
Excellence
Paragon also provides operational and
shorebase support for Noble Corporation’s
floaters in Brazil
Two of Paragon’s floaters come off contract in
2015
www.paragonoffshore.com 14
DPDS3
DPDS2
MSS2
DPDS1
Paragon’s Position in Brazil

www.paragonoffshore.com 15
Capital Structure Overview
30 June 2014 Pro-forma Cash Balance
Revolving Credit Facility, Matures 2019
• Undrawn
• LIBOR + 2.00%
Secured Term Loan, Matures 2021
• LIBOR + 2.75%, 1% Floor
• 1% annual repayment
6.75% Senior Unsecured Notes due 2022
• Non-call for 4 years
7.25% Senior Unsecured Notes due 2024
• Non-call for 5 years
In Millions
$1,730
Million
$73
$800
$650
$500
$580

Disciplined Capital Allocation
The Focus for Paragon Offshore
www.paragonoffshore.com 16
Free Cash Flow
Free Cash Flow
Fleet
Maintenance
Fleet Growth
Return to
Shareholders
Debt
Retirement
Disciplined maintenance
of existing fleet
Upgrades where
appropriate or required
by customers
Estimated annual spend:
• $180 MM
Maintenance
• $120-150 MM
Discretionary
Significant number of
standard specification
rigs potentially available
for acquisition
Interested in rigs that
have backlog and are
well-maintained
Be opportunistic as we
consider access to
newbuilds
$1.73 Bn in debt
Term loan at attractive
rates
Bonds are no-call 4 (8
year) and 5 (10 year)
However, permissible to
acquire bonds in the
open market
Both dividends and
share buybacks possible
Paragon’s board is
considering a dividend
to commence in 4Q with
magnitude yet to be
determined
Focus on maximizing return on
capital employed (ROCE)

Acquisitions:  A Balancing Act
Given our fleet age profile of 35 years (~19 rebuilt), our acquisition strategy must consider both near and longer term horizons
www.paragonoffshore.com 17
Near Term Longer Term
Many potential acquisition targets available
Considerations
• Good condition
• Backlog
• Capabilities
• Geography
• Remaining useful life
• Value—target purchase price in the ~3.0x
EV/EBITDA range with at least mid-teen
returns
Many targets may provide short-term returns, but may not
substantially improve the long-term character of the fleet
Must eventually renew the fleet
A prolonged downturn may limit our resources to pursue
new rigs in future years, but current prices may not be the
lowest
Many jackup opportunities
Adding high specification units may require developing
different skill-sets unless part of the acquisition
Considerations
• Design
• Shipyard
• Potential for contract—customer and
geography
• Value
Must consider potential cannibalization of our existing
business
Balance the potential to act quickly on attractive opportunities with desire to be patient to ensure we are not limited in the future

2014 Guidance www.paragonoffshore.com 18

Near Term (3Q) Financial Challenges “Post-
Spin”
3Q financial report will not be representative:
•
Includes the July financial results as a part of Noble (“Predecessor” financials)
•
August and September financial results will be completely separate of Noble (“Pro forma”)
•
“Predecessor” results includes three rigs retained by Noble, plus corporate
“allocations/adjustments” as described in our Form 10
Revenues and rig operating expenses will be transparent
SG&A and some shorebase costs before Aug 1 were based on Noble’s allocations
The effective tax rate (“ETR”) for Paragon will be significantly higher than it was as a subsidiary of Noble
www.paragonoffshore.com 19

The Paragon ETR will be >40% “Post-Spin”
The increased effective tax rate (“ETR”) is a function of several factors:
• A recent UK tax law (adopted in July but retroactive to 1 April 2014) affects all of the offshore drillers and will significantly increase 3Q tax rates
- 3Q financial statements will include a retroactive tax charge for 2Q of approximately $6.0 - 8.0 MM
• The current structure of the term loan and senior notes severely limits our ability to deduct the annual interest expense (approx. $100 million/year)
• In connection with the spin-off restructuring, much of Paragon’s income was shifted from a low-
tax structure to a high-tax structure
Anticipate 3Q ETR to be 48-52%, including the 2Q retroactive tax charge
Anticipate 4Q ETR to be 40-44%
We are actively evaluating restructuring opportunities to address tax inefficiencies resulting from the spin-off
www.paragonoffshore.com 20

Moderate Leverage and Strong Liquidity
Provides Financial Stability and Flexibility
Net Debt/EBITDA ratio of approximately 1.9x and a Debt/Capitalization of approximately of 57% based on 1
st
Half 2014 pro-forma results
Large backlog through 2015
Approximately $120 million in cash and ample working capital balance as of 1
August 2014
$800 million revolver capacity
Current liquidity provides the Company the ability to pay sustainable dividends
Long term sustaining Capex <$200 million/year
www.paragonoffshore.com 21

Cost Guidance
2     Half of 2014 as of 2 September 2014
22
3Q14 4Q14
Operating Expense $ 225MM - $ 235MM $ 228MM - $238MM
Depreciation $ 100MM - $ 105MM $ 100MM - $ 105MM
SG&A $ 15MM - $ 18MM $ 15MM - $ 17MM
Interest Expense $ 23MM - $ 26MM $ 24MM - $ 27MM
Tax Rate 48 – 52% 40 – 44%
Capital Expenditures $ 100MM - $ 110MM $ 100MM - $ 110MM
www.paragonoffshore.com
nd
This material contains various future guidance items that are “forward-looking statements” about the Company’s business and financial performance. These statements can be identified by the fact that they do relate strictly to current or historical facts. Each future projection is a forward-looking statement that involves certain risks, uncertainties and assumptions. These include but are not limited to operational risks, actions by regulatory authorities or other third parties, costs and difficulties related to our separation and subsequent spin-off from Noble Corporation plc, risks associated with non-U.S. operations, market conditions, financial results and performance, ability to repay debt and timing thereof, actions by customers and other third parties, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions, the future price of oil and gas and other factors detailed in the Company’s most recent filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. The Company disclaims any duty to update the information presented here.

Conclusion www.paragonoffshore.com 23

PARAGON
OFFSHORE

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

Why Paragon Offshore?
www.paragonoffshore.com 24
Significant Scale, Size and Expertise
Low-cost Driller with Proven Record of
Excellence
Strong Backlog and Established
Diverse Customer Base
Well-Maintained “Workhorse”
Fleet of Rigs
Natural Consolidator
Total Investment Return Vehicle
Paragon C20051

Appendix 25 www.paragonoffshore.com

Management Team with More Than 180 Years of
Experience in the Industry
www.paragonoffshore.com 26
Randy Stilley
President and CEO
38 years experience
Steve Manz
Senior VP and CFO
25 years experience
Lee Ahlstrom
Senior VP – Investor
Relations, Strategy and
Planning
23 years experience
Andrew Tietz
Senior VP – Marketing and
Contracts
23 years experience
Charlie Yester
Senior VP - Operations
40 years experience
Todd Strickler
Vice President and General
Counsel
12 years experience
Luis Jimenez
Vice President – Human
Resources
25 years experience

Reconciliation to EBITDA
www.paragonoffshore.com 27
Predecessor Historical Paragon Offshore Pro Forma
Year Ended December 31,
Year Ended
December 31, Six Months
2011 2012 2013 2013 6/30/2014
Net Income $104,823 $126,237 $360,305 $172,387 $135,172
Add:
Depreciation and amortization expense $348,834 $367,837 $413,305 $367,304 $200,838
Interest expense, net of amount capitalized 1,986 3,746 5,938 105,641 54,044
Interest income and other, net 59 (1,959) 1,897 2,306 (525)
Income tax provision 30,079 48,688 85,605 71,243 38,871
EBITDA
1
$485,781 $544,549 $867,050 $546,494 $428,400
Loss on impairment $12,719 $0 $43,688 $40,103 $0
Gain on disposal of assets, net - - (35,646) - -
Gain on contract settlements/extinguishments, net (19,846) (4,869) (24,373) (16,182) -
Operating Income $136,947 $176,712 $453,745 $351,577 $227,562
Add:
Depreciation and amortization expense 348,834 367,837 413,305 367,304 200,838
EBITDA
1
$485,781 $544,549 $867,050 $718,881 $428,400
Loss on impairment $12,719 $0 $43,688 $40,103 -
Gain on disposal of assets, net - - (35,646) - -
Gain on contract settlements/extinguishments, net (19,846) (4,869) (24,373) (16,182) -
Source:  Company’s Form 10 filed 14 July 2014, Company’s Quarterly Report on Form 10-Q for the three and six months ended 30 June 2014

30 June 2014 Pro-forma Summary Balance Sheet
Assets
Cash $72,688
Total Current Assets $505,488
PPE, Net $2,883,729
Total Assets $3,484,679
Liabilities and Equity
Total Current Liabilities $281,350
Long-term Debt $1,726,750
Other Liabilities $185,574
Total Liabilities $2,193,674
Total Equity $1,291,005
Total Liabilities and Equity $3,484,679
www.paragonoffshore.com 28
Source:  Company’s Quarterly Report on Form 10-Q for the three and six months ended 30 June 2014

Jackup Overview: Rigs 15 Years and Older
Company
Number of ILC
Jackups 15 Years
and Older
Shelf Drilling 37
Paragon Offshore 34
Ensco 30
Rowan 10
National Drilling 10
Hercules Offshore 8
COSL 7
Nabors 6
ONGC 6
GSP 6
Diamond Offshore 5
Noble 5
Transocean 5
Other (50 companies with 5 rigs or
less incl. 41 with 1 or 2 rigs) 88
Total 257
Key Owners of Standard ILC Jackups Number of Units
Regional Breakdown of Operating Units
Source:  IHS Petrodata as of 08.05.14
323
66
257
8
249
0
50
100
150
200
250
300
350
Total
Standard
Specification
Jackups
Mat and IC
Slot Rigs
ILC jackups Cold
stacked/Out of
Service
Operating
UAE, 32
Saudia
Arabia, 29
Mexico, 27
India, 21
USA, 17
China, 12
Egypt, 12
UK, 11
Qatar, 9
Iran, 8
Other, 71

Jackup Overview: “Newer” Standard Rigs Less
Than 15 Years Old
Company
Number of ILC
Jackups 14 Years
and Older
Seadrill 16
COSL 16
Ensco 8
CPOE 6
Maersk Drilling 6
Aban Offshore 5
National Drilling 5
Perforadora Central 4
UMW Standard Drilling 4
Rowan 4
Egyptian Drilling 4
Vantage Drilling 4
Other (21 companies with 3 rigs or
less incl. 6 with 1 rig) 41
Total 257
Source:  IHS Petrodata as of 08.05.14
Regional Breakdown of Operating Units
Breakdown by Design: 123 Total Key Owners of Newer Standard Jackups
KFELS B
Class, 31
BMC 375,
27
LeTourneau
116, 26
KFLES Mod
V B types,
10
Mod V A, 2
Other, 8
Mexico, 16
Iran, 10
China, 10
Saudi
Arabia, 9
Malaysia, 9
Vietnam, 7
India, 7
Indonesia, 7
UAE, 6
Gabon, 5
Other, 37
L-780 Mod
II, 6
JU-2000, 2
CJ-50, 4
CJ-46, 7

Floater Overview
Drillships and Semisubmersibles 15 Years and Older
Company
Drillships
15 Years
and Older
Semisubs
15 Years
and Older
Total
Floaters 15
Years and
Older
Transocean 8 41 49
Diamond Offshore 1 29 30
Noble 1 9 10
Ensco 1 7 8
Paragon Offshore 5 3 8
COSL 6 6
Dolphin 6 6
Saipem 5 5
SOCAR 5 5
Other (26
companies with 4
rigs or less incl. 22
with 1 or 2 rigs)
11 33 44
Total 27 144 171
Key Owners of Standard Floaters Number of Units 15 Years or Older
Regional Breakdown of Operating Units
Semisubs
Drillships
171
148
Source:  IHS Petrodata as of 08.05.14
Semisubs
Drillships
171
148
0
20
40
60
80
100
120
140
160
180
144
27
122
23
26
Total Standard
Specification Floaters
Cold stacked/Out of
Service
Operating
Brazil, 29
UK, 21
USA, 14
Norway, 12
Australia, 10
Malaysia, 10
Singapore, 9
India, 9
China, 6
Azerbaijan,
5
Other, 46